Quarterly Performance Summary
BB&T Corporation
First Quarter 2018

i

ii

Financial Highlights
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31%
	2018	2017	Change
Summary Income Statement
Interest income	$1,944	$1,815	7.1%
Interest expense	288	166	73.5
Net interest income - taxable equivalent	1,656	1,649	0.4
Less: Taxable-equivalent adjustment	23	40	(42.5)
Net interest income	1,633	1,609	1.5
Provision for credit losses	150	148	1.4
Net interest income after provision for credit losses	1,483	1,461	1.5
Noninterest income	1,180	1,171	0.8
Noninterest expense	1,686	2,102	(19.8)
Income before income taxes	977	530	84.3
Provision for income taxes	186	104	78.8
Net income	791	426	85.7
Noncontrolling interests	3	5	(40.0)
Preferred stock dividends	43	43	—
Net income available to common shareholders	745	378	97.1
Per Common Share Data
Earnings per share-basic	$0.96	$0.47	104.3%
Earnings per share-diluted	0.94	0.46	104.3
Cash dividends declared	0.375	0.300	25.0
Common equity	34.06	33.19	2.6
Tangible common equity (1)	20.86	20.33	2.6

End of period shares outstanding	779,752	811,370	(3.9)
Weighted average shares outstanding-basic	779,617	809,903	(3.7)
Weighted average shares outstanding-diluted	791,005	822,719	(3.9)
Performance Ratios
Return on average assets	1.45%	0.79%
Return on average risk-weighted assets	1.81	0.98
Return on average common shareholders' equity	11.43	5.72
Return on average tangible common shareholders' equity (2)	19.36	9.98
Net interest margin - taxable equivalent	3.44	3.46
Fee income ratio	41.9	42.1
Efficiency ratio-GAAP	60.0	75.6
Efficiency ratio-adjusted (3)	57.3	58.0
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.30%	0.36%
Loans and leases plus foreclosed property	0.47	0.56
Net charge-offs as a percentage of average loans and leases	0.41	0.42
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.49x	2.05x
Average Balances
Assets	$221,419	$219,961	0.7%
Securities (4)	48,374	44,607	8.4
Loans and leases	143,906	143,698	0.1
Deposits	157,138	161,383	(2.6)
Common shareholders' equity	26,428	26,807	(1.4)
Shareholders' equity	29,528	29,903	(1.3)
Period-End Balances
Assets	$220,729	$220,501	0.1%
Securities (4)	47,407	44,877	5.6
Loans and leases	144,206	143,896	0.2
Deposits	158,196	161,333	(1.9)
Common shareholders' equity	26,559	26,928	(1.4)
Shareholders' equity	29,662	30,025	(1.2)
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.2%	10.3%
Tier 1	12.0	12.0
Total	14.0	14.1
Leverage	9.9	10.0
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Financial Highlights - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Summary Income Statement
Interest income	$1,944	$1,936	$1,918	$1,864	$1,815
Interest expense	288	254	230	189	166
Net interest income - taxable equivalent	1,656	1,682	1,688	1,675	1,649
Less: Taxable-equivalent adjustment	23	38	41	40	40
Net interest income	1,633	1,644	1,647	1,635	1,609
Provision for credit losses	150	138	126	135	148
Net interest income after provision for credit losses	1,483	1,506	1,521	1,500	1,461
Noninterest income	1,180	1,225	1,166	1,220	1,171
Noninterest expense	1,686	1,855	1,745	1,742	2,102
Income before income taxes	977	876	942	978	530
Provision for income taxes	186	209	294	304	104
Net income	791	667	648	674	426
Noncontrolling interests	3	9	8	(1)	5
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	745	614	597	631	378
Per Common Share Data
Earnings per share-basic	$0.96	$0.78	$0.75	$0.78	$0.47
Earnings per share-diluted	0.94	0.77	0.74	0.77	0.46
Cash dividends declared	0.375	0.330	0.330	0.300	0.300
Common equity	34.06	34.01	33.92	33.73	33.19
Tangible common equity (1)	20.86	20.80	20.78	20.86	20.33

End of period shares outstanding	779,752	782,006	788,921	808,093	811,370
Weighted average shares outstanding-basic	779,617	783,764	794,558	808,980	809,903
Weighted average shares outstanding-diluted	791,005	795,867	806,124	819,389	822,719
Performance Ratios
Return on average assets	1.45%	1.19%	1.16%	1.22%	0.79%
Return on average risk-weighted assets	1.81	1.50	1.45	1.53	0.98
Return on average common shareholders' equity	11.43	9.10	8.82	9.30	5.72
Return on average tangible common shareholders' equity (2)	19.36	15.35	14.89	15.60	9.98
Net interest margin - taxable equivalent	3.44	3.43	3.48	3.47	3.46
Fee income ratio	41.9	42.7	41.4	42.7	42.1
Efficiency ratio-GAAP	60.0	64.7	62.0	61.0	75.6
Efficiency ratio-adjusted (3)	57.3	57.2	58.3	58.6	58.0
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.30%	0.28%	0.31%	0.31%	0.36%
Loans and leases plus foreclosed property	0.47	0.44	0.48	0.48	0.56
Net charge-offs as a percentage of average loans and leases	0.41	0.36	0.35	0.37	0.42
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.04	1.04	1.03	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.49x	2.62x	2.44x	2.43x	2.05x
Average Balances
Assets	$221,419	$222,525	$220,732	$221,018	$219,961
Securities (4)	48,374	48,093	45,968	45,410	44,607
Loans and leases	143,906	144,089	144,181	144,327	143,698
Deposits	157,138	157,959	157,414	160,263	161,383
Common shareholders' equity	26,428	26,759	26,857	27,208	26,807
Shareholders' equity	29,528	29,853	29,948	30,302	29,903
Period-End Balances
Assets	$220,729	$221,642	$220,340	$221,192	$220,501
Securities (4)	47,407	47,574	46,631	45,283	44,877
Loans and leases	144,206	144,800	144,011	145,116	143,896
Deposits	158,196	157,371	156,135	156,968	161,333
Common shareholders' equity	26,559	26,595	26,757	27,254	26,928
Shareholders' equity	29,662	29,695	29,853	30,349	30,025
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.2%	10.2%	10.2%	10.3%	10.3%
Tier 1	12.0	11.9	11.9	12.1	12.0
Total	14.0	13.9	14.0	14.1	14.1
Leverage	9.9	9.9	9.9	10.1	10.0
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31		Change
	2018	2017	$	%
Interest Income
Interest and fees on loans and leases	$1,605	$1,501	$104	6.9%
Interest and dividends on securities	291	258	33	12.8
Interest on other earning assets	25	16	9	56.3
Total interest income	1,921	1,775	146	8.2
Interest Expense
Interest on deposits	118	69	49	71.0
Interest on short-term borrowings	20	2	18	NM
Interest on long-term debt	150	95	55	57.9
Total interest expense	288	166	122	73.5
Net Interest Income	1,633	1,609	24	1.5
Provision for credit losses	150	148	2	1.4
Net Interest Income After Provision for Credit Losses	1,483	1,461	22	1.5
Noninterest Income
Insurance income	436	458	(22)	(4.8)
Service charges on deposits	165	168	(3)	(1.8)
Mortgage banking income	99	103	(4)	(3.9)
Investment banking and brokerage fees and commissions	113	91	22	24.2
Trust and investment advisory revenues	72	68	4	5.9
Bankcard fees and merchant discounts	69	59	10	16.9
Checkcard fees	52	51	1	2.0
Operating lease income	37	36	1	2.8
Income from bank-owned life insurance	31	29	2	6.9
Securities gains (losses), net	—	—	—	—
Other income	106	108	(2)	(1.9)
Total noninterest income	1,180	1,171	9	0.8
Noninterest Expense
Personnel expense	1,039	1,035	4	0.4
Occupancy and equipment expense	194	193	1	0.5
Software expense	65	58	7	12.1
Outside IT services	32	49	(17)	(34.7)
Regulatory charges	40	39	1	2.6
Amortization of intangibles	33	38	(5)	(13.2)
Loan-related expense	29	30	(1)	(3.3)
Professional services	30	22	8	36.4
Merger-related and restructuring charges, net	28	36	(8)	(22.2)
Loss (gain) on early extinguishment of debt	—	392	(392)	(100.0)
Other expense	196	210	(14)	(6.7)
Total noninterest expense	1,686	2,102	(416)	(19.8)
Earnings
Income before income taxes	977	530	447	84.3
Provision for income taxes	186	104	82	78.8
Net income	791	426	365	85.7
Noncontrolling interests	3	5	(2)	(40.0)
Preferred stock dividends	43	43	—	—
Net income available to common shareholders	$745	$378	$367	97.1%
Earnings Per Common Share
Basic	$0.96	$0.47	$0.49	104.3%
Diluted	0.94	0.46	0.48	104.3
Weighted Average Shares Outstanding
Basic	779,617	809,903	(30,286)	(3.7)
Diluted	791,005	822,719	(31,714)	(3.9)
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

NM - not meaningful

Consolidated Statements of Income - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Interest Income
Interest and fees on loans and leases	$1,605	$1,598	$1,591	$1,540	$1,501
Interest and dividends on securities	291	286	276	272	258
Interest on other earning assets	25	14	10	12	16
Total interest income	1,921	1,898	1,877	1,824	1,775
Interest Expense
Interest on deposits	118	104	91	80	69
Interest on short-term borrowings	20	19	15	5	2
Interest on long-term debt	150	131	124	104	95
Total interest expense	288	254	230	189	166
Net Interest Income	1,633	1,644	1,647	1,635	1,609
Provision for credit losses	150	138	126	135	148
Net Interest Income After Provision for Credit Losses	1,483	1,506	1,521	1,500	1,461
Noninterest Income
Insurance income	436	418	397	481	458
Service charges on deposits	165	183	179	176	168
Mortgage banking income	99	104	114	94	103
Investment banking and brokerage fees and commissions	113	111	103	105	91
Trust and investment advisory revenues	72	72	68	70	68
Bankcard fees and merchant discounts	69	67	70	75	59
Checkcard fees	52	55	54	54	51
Operating lease income	37	37	36	37	36
Income from bank-owned life insurance	31	33	28	32	29
Securities gains (losses), net	—	(1)	—	—	—
Other income	106	146	117	96	108
Total noninterest income	1,180	1,225	1,166	1,220	1,171
Noninterest Expense
Personnel expense	1,039	1,072	1,051	1,068	1,035
Occupancy and equipment expense	194	195	198	198	193
Software expense	65	65	62	57	58
Outside IT services	32	38	34	39	49
Regulatory charges	40	38	40	36	39
Amortization of intangibles	33	34	34	36	38
Loan-related expense	29	32	32	36	30
Professional services	30	36	27	38	22
Merger-related and restructuring charges, net	28	22	47	10	36
Loss (gain) on early extinguishment of debt	—	—	—	—	392
Other expense	196	323	220	224	210
Total noninterest expense	1,686	1,855	1,745	1,742	2,102
Earnings
Income before income taxes	977	876	942	978	530
Provision for income taxes	186	209	294	304	104
Net income	791	667	648	674	426
Noncontrolling interests	3	9	8	(1)	5
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	$745	$614	$597	$631	$378
Earnings Per Common Share
Basic	$0.96	$0.78	$0.75	$0.78	$0.47
Diluted	0.94	0.77	0.74	0.77	0.46
Weighted Average Shares Outstanding
Basic	779,617	783,764	794,558	808,980	809,903
Diluted	791,005	795,867	806,124	819,389	822,719
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

Segment Financial Performance - Preliminary
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Community Banking Retail and Consumer Finance	2018	2017	2017	2017	2017
Net interest income (expense)	$837	$857	$863	$853	$842
Net intersegment interest income (expense)	49	38	38	39	34
Segment net interest income	886	895	901	892	876
Allocated provision for credit losses	122	138	116	118	129
Noninterest income	339	358	362	353	331
Noninterest expense	673	695	675	682	673
Income (loss) before income taxes	430	420	472	445	405
Provision (benefit) for income taxes	106	157	176	166	151
Segment net income (loss)	$324	$263	$296	$279	$254

Community Banking Commercial
Net interest income (expense)	$464	$453	$451	$430	$406
Net intersegment interest income (expense)	70	93	90	95	101
Segment net interest income	534	546	541	525	507
Allocated provision for credit losses	37	19	—	46	4
Noninterest income	105	105	107	109	102
Noninterest expense	254	273	295	320	307
Income (loss) before income taxes	348	359	353	268	298
Provision (benefit) for income taxes	78	125	123	91	103
Segment net income (loss)	$270	$234	$230	$177	$195

Financial Services and Commercial Finance
Net interest income (expense)	$159	$154	$154	$145	$130
Net intersegment interest income (expense)	18	25	24	38	40
Segment net interest income	177	179	178	183	170
Allocated provision for credit losses	(5)	(13)	9	(17)	6
Noninterest income	301	315	289	297	280
Noninterest expense	301	307	296	300	287
Income (loss) before income taxes	182	200	162	197	157
Provision (benefit) for income taxes	38	64	50	63	48
Segment net income (loss)	$144	$136	$112	$134	$109

Insurance Holdings and Premium Finance
Net interest income (expense)	$26	$25	$25	$25	$23
Net intersegment interest income (expense)	(6)	(6)	(6)	(5)	(4)
Segment net interest income	20	19	19	20	19
Allocated provision for credit losses	1	—	1	1	2
Noninterest income	439	428	401	485	463
Noninterest expense	375	393	389	408	400
Income (loss) before income taxes	83	54	30	96	80
Provision (benefit) for income taxes	21	21	12	36	30
Segment net income (loss)	$62	$33	$18	$60	$50

Other, Treasury & Corporate (1)
Net interest income (expense)	$147	$155	$154	$182	$208
Net intersegment interest income (expense)	(131)	(150)	(146)	(167)	(171)
Segment net interest income	16	5	8	15	37
Allocated provision for credit losses	(5)	(6)	—	(13)	7
Noninterest income	(4)	19	7	(24)	(5)
Noninterest expense	83	187	90	32	435
Income (loss) before income taxes	(66)	(157)	(75)	(28)	(410)
Provision (benefit) for income taxes	(57)	(158)	(67)	(52)	(228)
Segment net income (loss)	$(9)	$1	$(8)	$24	$(182)

Total BB&T Corporation
Net interest income (expense)	$1,633	$1,644	$1,647	$1,635	$1,609
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,633	1,644	1,647	1,635	1,609
Allocated provision for credit losses	150	138	126	135	148
Noninterest income	1,180	1,225	1,166	1,220	1,171
Noninterest expense	1,686	1,855	1,745	1,742	2,102
Income (loss) before income taxes	977	876	942	978	530
Provision (benefit) for income taxes	186	209	294	304	104
Segment net income (loss)	$791	$667	$648	$674	$426
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Consolidated Ending Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)

	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Assets
Cash and due from banks	$1,869	$2,243	$2,195	$2,201	$1,739
Interest-bearing deposits with banks	912	343	428	671	2,056
Cash equivalents	132	127	75	137	238
Restricted cash	198	370	429	419	447
Securities available for sale at fair value	25,017	24,547	23,184	26,899	26,668
Securities held to maturity at amortized cost	22,390	23,027	23,447	18,384	18,209
Loans and leases:
Commercial:
Commercial and industrial	59,132	59,153	58,550	59,085	57,666
CRE	21,497	21,263	20,855	20,279	20,152
Lease financing	1,886	1,911	1,887	1,724	1,679
Retail:
Residential mortgage	28,792	28,725	28,657	29,217	29,651
Direct	11,675	11,891	11,941	12,001	11,977
Indirect	16,680	17,235	17,496	17,929	18,046
Revolving credit	2,766	2,872	2,697	2,630	2,574
PCI	589	651	711	780	860
Total loans and leases held for investment	143,017	143,701	142,794	143,645	142,605
Loans held for sale	1,189	1,099	1,217	1,471	1,291
Total loans and leases	144,206	144,800	144,011	145,116	143,896
Allowance for loan and lease losses	(1,498)	(1,490)	(1,478)	(1,485)	(1,487)
Premises and equipment	2,078	2,055	2,043	2,084	2,104
Goodwill	9,617	9,618	9,618	9,618	9,618
Core deposit and other intangible assets	679	711	745	782	818
Mortgage servicing rights at fair value	1,119	1,056	1,044	1,052	1,088
Other assets	14,010	14,235	14,599	15,314	15,107
Total assets	$220,729	$221,642	$220,340	$221,192	$220,501
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$55,085	$53,767	$54,049	$53,343	$53,262
Interest checking	27,217	27,677	26,575	27,966	29,472
Money market and savings	62,169	62,757	60,904	61,671	64,860
Time deposits	13,725	13,170	14,607	13,988	13,739
Total deposits	158,196	157,371	156,135	156,968	161,333
Short-term borrowings	4,321	4,938	7,916	6,142	2,019
Long-term debt	23,410	23,648	20,863	21,738	21,635
Accounts payable and other liabilities	5,140	5,990	5,573	5,995	5,489
Total liabilities	191,067	191,947	190,487	190,843	190,476
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,899	3,910	3,945	4,040	4,057
Additional paid-in capital	7,593	7,893	8,192	8,966	9,063
Retained earnings	16,712	16,259	15,656	15,321	14,933
Accumulated other comprehensive loss	(1,645)	(1,467)	(1,036)	(1,073)	(1,125)
Noncontrolling interests	50	47	43	42	44
Total shareholders' equity	29,662	29,695	29,853	30,349	30,025
Total liabilities and shareholders' equity	$220,729	$221,642	$220,340	$221,192	$220,501

Average Balance Sheets
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31		Change
	2018	2017	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,538	$4,730	$(1,192)	(25.2)%
U.S. government-sponsored entities (GSE)	2,385	2,386	(1)	—
Mortgage-backed securities issued by GSE	40,813	34,909	5,904	16.9
States and political subdivisions	1,215	2,091	(876)	(41.9)
Non-agency mortgage-backed	375	432	(57)	(13.2)
Other	48	59	(11)	(18.6)
Total securities	48,374	44,607	3,767	8.4
Other earning assets	2,250	4,259	(2,009)	(47.2)
Loans and leases:
Commercial:
Commercial and industrial	58,627	57,125	1,502	2.6
CRE	21,398	19,892	1,506	7.6
Lease financing	1,872	1,653	219	13.2
Retail:
Residential mortgage	28,824	29,701	(877)	(3.0)
Direct	11,791	12,014	(223)	(1.9)
Indirect	16,914	18,137	(1,223)	(6.7)
Revolving credit	2,798	2,607	191	7.3
PCI	631	883	(252)	(28.5)
Total loans and leases held for investment	142,855	142,012	843	0.6
Loans held for sale	1,051	1,686	(635)	(37.7)
Total loans and leases	143,906	143,698	208	0.1
Total earning assets	194,530	192,564	1,966	1.0
Nonearning assets	26,889	27,397	(508)	(1.9)
Total assets	$221,419	$219,961	$1,458	0.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,396	$51,095	$2,301	4.5%
Interest checking	27,270	29,578	(2,308)	(7.8)
Money market and savings	61,690	64,857	(3,167)	(4.9)
Time deposits	13,847	14,924	(1,077)	(7.2)
Foreign office deposits - interest-bearing	935	929	6	0.6
Total deposits	157,138	161,383	(4,245)	(2.6)
Short-term borrowings	5,477	2,105	3,372	160.2
Long-term debt	23,677	20,757	2,920	14.1
Accounts payable and other liabilities	5,599	5,813	(214)	(3.7)
Total liabilities	191,891	190,058	1,833	1.0
Shareholders' equity	29,528	29,903	(375)	(1.3)
Total liabilities and shareholders' equity	$221,419	$219,961	$1,458	0.7%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Average Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,538	$3,447	$3,794	$4,761	$4,730
U.S. government-sponsored entities (GSE)	2,385	2,385	2,385	2,386	2,386
Mortgage-backed securities issued by GSE	40,813	40,381	37,734	35,911	34,909
States and political subdivisions	1,215	1,435	1,596	1,879	2,091
Non-agency mortgage-backed	375	391	405	416	432
Other	48	54	54	57	59
Total securities	48,374	48,093	45,968	45,410	44,607
Other earning assets	2,250	3,123	2,924	3,649	4,259
Loans and leases:
Commercial:
Commercial and industrial	58,627	58,478	58,211	58,150	57,125
CRE	21,398	20,998	20,776	20,304	19,892
Lease financing	1,872	1,851	1,732	1,664	1,653
Retail:
Residential mortgage	28,824	28,559	28,924	29,392	29,701
Direct	11,791	11,901	11,960	12,000	12,014
Indirect	16,914	17,426	17,678	18,127	18,137
Revolving credit	2,798	2,759	2,668	2,612	2,607
PCI	631	689	742	825	883
Total loans and leases held for investment	142,855	142,661	142,691	143,074	142,012
Loans held for sale	1,051	1,428	1,490	1,253	1,686
Total loans and leases	143,906	144,089	144,181	144,327	143,698
Total earning assets	194,530	195,305	193,073	193,386	192,564
Nonearning assets	26,889	27,220	27,659	27,632	27,397
Total assets	$221,419	$222,525	$220,732	$221,018	$219,961
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,396	$54,288	$53,489	$52,573	$51,095
Interest checking	27,270	26,746	27,000	28,849	29,578
Money market and savings	61,690	61,693	61,450	64,294	64,857
Time deposits	13,847	13,744	13,794	14,088	14,924
Foreign office deposits - interest-bearing	935	1,488	1,681	459	929
Total deposits	157,138	157,959	157,414	160,263	161,383
Short-term borrowings	5,477	6,342	5,983	2,748	2,105
Long-term debt	23,677	22,639	21,459	21,767	20,757
Accounts payable and other liabilities	5,599	5,732	5,928	5,938	5,813
Total liabilities	191,891	192,672	190,784	190,716	190,058
Shareholders' equity	29,528	29,853	29,948	30,302	29,903
Total liabilities and shareholders' equity	$221,419	$222,525	$220,732	$221,018	$219,961
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31, 2018			December 31, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,538	$15	1.77%	$3,447	$15	1.71%
U.S. government-sponsored entities (GSE)	2,385	13	2.23	2,385	13	2.22
Mortgage-backed securities issued by GSE	40,813	248	2.42	40,381	238	2.36
States and political subdivisions	1,215	11	3.78	1,435	11	3.23
Non-agency mortgage-backed	375	7	7.73	391	13	13.27
Other	48	—	2.28	54	—	2.34
Total securities	48,374	294	2.44	48,093	290	2.42
Other earning assets	2,250	25	4.54	3,123	15	1.91
Loans and leases:
Commercial:
Commercial and industrial	58,627	537	3.72	58,478	539	3.65
CRE	21,398	234	4.47	20,998	229	4.33
Lease financing	1,872	14	3.00	1,851	13	2.82
Retail:
Residential mortgage	28,824	289	4.00	28,559	286	4.00
Direct	11,791	141	4.90	11,901	143	4.78
Indirect	16,914	304	7.31	17,426	309	7.05
Revolving credit	2,798	67	8.94	2,759	62	9.01
PCI	631	30	19.21	689	36	20.69
Total loans and leases held for investment	142,855	1,616	4.57	142,661	1,617	4.51
Loans held for sale	1,051	9	3.66	1,428	14	3.67
Total loans and leases	143,906	1,625	4.57	144,089	1,631	4.50
Total earning assets	194,530	1,944	4.04	195,305	1,936	3.95
Nonearning assets	26,889			27,220
Total assets	$221,419			$222,525
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,270	25	0.37	$26,746	22	0.32
Money market and savings	61,690	67	0.44	61,693	57	0.37
Time deposits	13,847	23	0.68	13,744	21	0.57
Foreign office deposits - interest-bearing	935	3	1.42	1,488	4	1.18
Total interest-bearing deposits	103,742	118	0.46	103,671	104	0.40
Short-term borrowings	5,477	20	1.43	6,342	19	1.13
Long-term debt	23,677	150	2.54	22,639	131	2.36
Total interest-bearing liabilities	132,896	288	0.87	132,652	254	0.77
Noninterest-bearing deposits	53,396			54,288
Accounts payable and other liabilities	5,599			5,732
Shareholders' equity	29,528			29,853
Total liabilities and shareholders' equity	$221,419			$222,525
Average interest-rate spread			3.16			3.18

Net interest income/ net interest margin		$1,656	3.44%		$1,682	3.43%
Taxable-equivalent adjustment		$23			$38
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	September 30, 2017			June 30, 2017			March 31, 2017
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,794	$16	1.68%	$4,761	$21	1.73%	$4,730	$20	1.72%
U.S. government-sponsored entities (GSE)	2,385	13	2.22	2,386	14	2.22	2,386	13	2.22
Mortgage-backed securities issued by GSE	37,734	216	2.29	35,911	198	2.21	34,909	189	2.16
States and political subdivisions	1,596	20	5.07	1,879	25	5.29	2,091	27	5.13
Non-agency mortgage-backed	405	19	18.58	416	25	24.16	432	20	18.85
Other	54	1	2.26	57	—	2.22	59	—	1.89
Total securities	45,968	285	2.47	45,410	283	2.49	44,607	269	2.42
Other earning assets	2,924	11	1.42	3,649	11	1.36	4,259	16	1.49
Loans and leases:
Commercial:
Commercial and industrial	58,211	531	3.63	58,150	518	3.57	57,125	492	3.49
CRE	20,776	229	4.37	20,304	196	3.87	19,892	183	3.74
Lease financing	1,732	12	2.71	1,664	12	2.91	1,653	12	2.84
Retail:
Residential mortgage	28,924	292	4.04	29,392	295	4.01	29,701	297	4.01
Direct	11,960	143	4.73	12,000	135	4.55	12,014	129	4.33
Indirect	17,678	310	6.95	18,127	309	6.83	18,137	302	6.76
Revolving credit	2,668	60	8.92	2,612	57	8.78	2,607	57	8.79
PCI	742	32	17.15	825	37	17.94	883	43	19.72
Total loans and leases held for investment	142,691	1,609	4.48	143,074	1,559	4.37	142,012	1,515	4.31
Loans held for sale	1,490	13	3.70	1,253	11	3.65	1,686	15	3.49
Total loans and leases	144,181	1,622	4.47	144,327	1,570	4.36	143,698	1,530	4.30
Total earning assets	193,073	1,918	3.95	193,386	1,864	3.87	192,564	1,815	3.80
Nonearning assets	27,659			27,632			27,397
Total assets	$220,732			$221,018			$219,961
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,000	20	0.29	$28,849	15	0.22	$29,578	13	0.18
Money market and savings	61,450	49	0.32	64,294	47	0.29	64,857	37	0.23
Time deposits	13,794	17	0.51	14,088	17	0.48	14,924	17	0.48
Foreign office deposits - interest-bearing	1,681	5	1.14	459	1	1.03	929	2	0.67
Total interest-bearing deposits	103,925	91	0.35	107,690	80	0.30	110,288	69	0.26
Short-term borrowings	5,983	15	1.03	2,748	5	0.70	2,105	2	0.43
Long-term debt	21,459	124	2.29	21,767	104	1.91	20,757	95	1.83
Total interest-bearing liabilities	131,367	230	0.70	132,205	189	0.57	133,150	166	0.50
Noninterest-bearing deposits	53,489			52,573			51,095
Accounts payable and other liabilities	5,928			5,938			5,813
Shareholders' equity	29,948			30,302			29,903
Total liabilities and shareholders' equity	$220,732			$221,018			$219,961
Average interest-rate spread			3.25			3.30			3.30

Net interest income/ net interest margin		$1,688	3.48%		$1,675	3.47%		$1,649	3.46%
Taxable-equivalent adjustment		$41			$40			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$257	$259	$288	$300	$355
CRE	67	45	41	50	60
Lease financing	13	1	2	3	4
Retail:
Residential mortgage	127	129	141	131	172
Direct	64	64	64	65	66
Indirect	74	72	70	63	66
Total nonaccrual loans and leases held for investment (1)(2)	602	570	606	612	723
Foreclosed real estate	40	32	46	48	49
Other foreclosed property	27	25	28	30	29
Total nonperforming assets (1)(2)	$669	$627	$680	$690	$801
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$38	$50	$62	$50	$51
CRE	12	16	22	24	25
Retail:
Residential mortgage	627	605	609	603	771
Direct	59	62	63	63	65
Indirect	277	281	267	244	244
Revolving credit	29	29	29	29	29
Total performing TDRs (3)(4)	$1,042	$1,043	$1,052	$1,013	$1,185
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$—	$1	$—	$—	$—
CRE	—	1	—	—	—
Retail:
Residential mortgage (5)	420	465	409	401	438
Direct	6	6	9	7	7
Indirect	5	6	6	4	5
Revolving credit	11	12	11	10	10
PCI	48	57	70	71	82
Total loans 90 days past due and still accruing (5)	$490	$548	$505	$493	$542
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$31	$41	$47	$32	$36
CRE	10	8	8	3	12
Lease financing	1	4	1	2	1
Retail:
Residential mortgage (6)	400	472	455	393	401
Direct	55	65	55	54	55
Indirect	272	412	358	341	251
Revolving credit	21	23	22	20	20
PCI	24	27	41	29	29
Total loans 30-89 days past due (6)	$814	$1,052	$987	$874	$805
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $33 million, $44 million, $19 million, $75 million and $74 million for the quarter ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(3) Excludes TDRs that are nonperforming totaling $196 million, $189 million, $203 million, $214 million and $218 million at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. These amounts are included in total nonperforming assets. During the third quarter of 2017, BB&T began including trial modifications, which are primarily residential mortgage loans, in the troubled debt restructurings disclosures. Prior periods have been adjusted to conform to the current presentation.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $29 million, $44 million, $49 million, $203 million and $48 million for the quarter ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $23 million, $66 million, $45 million, $32 million and $29 million at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $1 million, $2 million, $2 million, $2 million and $2 million at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Allowance for Credit Losses
Beginning balance	$1,609	$1,601	$1,602	$1,599	$1,599
Provision for credit losses (excluding PCI loans)	153	137	128	151	146
Provision (benefit) for PCI loans	(3)	1	(2)	(16)	2
Charge-offs:
Commercial:
Commercial and industrial	(23)	(23)	(13)	(26)	(33)
CRE	(6)	(2)	(4)	(3)	(1)
Lease financing	(1)	(1)	(2)	(1)	(1)
Retail:
Residential mortgage	(4)	(8)	(7)	(20)	(12)
Direct	(19)	(15)	(16)	(16)	(14)
Indirect	(107)	(104)	(103)	(88)	(107)
Revolving credit	(21)	(19)	(17)	(19)	(21)
PCI	—	—	(1)	—	—
Total charge-offs	(181)	(172)	(163)	(173)	(189)
Recoveries:
Commercial:
Commercial and industrial	8	12	8	9	7
CRE	2	4	3	3	6
Lease financing	—	1	1	—	—
Retail:
Residential mortgage	—	1	—	1	—
Direct	6	6	6	7	6
Indirect	15	13	14	16	17
Revolving credit	5	5	4	5	5
Total recoveries	36	42	36	41	41
Net charge-offs	(145)	(130)	(127)	(132)	(148)
Ending balance	$1,614	$1,609	$1,601	$1,602	$1,599
Allowance for Credit Losses
Allowance for loan and lease losses (excluding PCI loans)	$1,473	$1,462	$1,451	$1,455	$1,441
Allowance for PCI loans	25	28	27	30	46
Reserve for unfunded lending commitments	116	119	123	117	112
Total	$1,614	$1,609	$1,601	$1,602	$1,599

Credit Quality
BB&T Corporation
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.57%	0.73%	0.69%	0.61%	0.56%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.34	0.38	0.35	0.34	0.38
Nonperforming loans and leases as a percentage of loans and leases	0.42	0.40	0.42	0.43	0.51
Nonperforming assets as a percentage of:
Total assets	0.30	0.28	0.31	0.31	0.36
Loans and leases plus foreclosed property	0.47	0.44	0.48	0.48	0.56
Net charge-offs as a percentage of average loans and leases	0.41	0.36	0.35	0.37	0.42
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.04	1.04	1.03	1.04
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.55X	2.89X	2.93X	2.80X	2.49X
Nonperforming loans and leases	2.49X	2.62X	2.44X	2.43X	2.05X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.05%	0.05%	0.05%	0.06%
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of March 31, 2018
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$38	100.0%	$—	—%	$—	—%	$38
CRE	12	100.0	—	—	—	—	12
Lease financing	—	100.0	—	—	—	—	—
Retail:
Residential mortgage	346	55.2	102	16.3	179	28.5	627
Direct	57	96.6	2	3.4	—	—	59
Indirect	239	86.3	38	13.7	—	—	277
Revolving credit	24	82.8	4	13.8	1	3.4	29
Total performing TDRs (1)	716	68.7	146	14.0	180	17.3	1,042
Nonperforming TDRs (2)	98	50.0	28	14.3	70	35.7	196
Total TDRs (1)(2)	$814	65.7%	$174	14.1%	$250	20.2%	$1,238

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2018	2017	2017	2017	2017
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.11%	0.07%	0.04%	0.12%	0.18%
CRE			0.08	(0.06)	0.03	(0.01)	(0.09)
Lease financing			0.09	0.14	0.19	0.22	0.20
Retail:
Residential mortgage			0.05	0.10	0.08	0.28	0.15
Direct			0.43	0.30	0.34	0.27	0.27
Indirect			2.21	2.09	1.98	1.61	2.01
Revolving credit			2.37	2.13	2.00	2.06	2.50
PCI			—	—	0.38	—	—
Total loans and leases			0.41	0.36	0.35	0.37	0.42
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

Preliminary Capital Information - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2018	2017	2017	2017	2017
Selected Capital Information
Risk-based capital:
Common equity tier 1	$18,104	$18,051	$17,869	$18,368	$18,063
Tier 1	21,156	21,102	20,920	21,419	21,115
Total	24,722	24,653	24,582	25,040	24,726
Risk-weighted assets	176,948	177,217	176,024	177,518	175,684
Average quarterly tangible assets	213,403	214,163	212,069	212,394	211,495
Risk-based capital ratios:
Common equity tier 1	10.2%	10.2%	10.2%	10.3%	10.3%
Tier 1	12.0	11.9	11.9	12.1	12.0
Total	14.0	13.9	14.0	14.1	14.1
Leverage capital ratio	9.9	9.9	9.9	10.1	10.0
Equity as a percentage of total assets	13.4	13.4	13.5	13.7	13.6
Common equity per common share	$34.06	$34.01	$33.92	$33.73	$33.19

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$29,662	$29,695	$29,853	$30,349	$30,025
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	50	47	43	42	44
Intangible assets	10,296	10,329	10,363	10,400	10,436
Tangible common equity	$16,263	$16,266	$16,394	$16,854	$16,492

Outstanding shares at end of period (in thousands)	779,752	782,006	788,921	808,093	811,370

Tangible Common Equity Per Common Share	$20.86	$20.80	$20.78	$20.86	$20.33

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Items, Selected Mortgage Banking Information & Additional Information
BB&T Corporation
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
First Quarter 2018
None				N/A	N/A

Fourth Quarter 2017
Charitable contribution	Other expense			$(100)	$(63)
One-time bonus	Personnel expense			(36)	(23)
Impact of tax reform	Provision for income taxes			N/A	43

Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	35

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Selected Mortgage Banking Information	2018	2017	2017	2017	2017
Mortgage Banking Income
Residential mortgage production revenue	$44	$45	$56	$39	$36
Residential mortgage servicing revenue	65	65	63	65	68
Realization of expected residential MSR cash flows	(33)	(35)	(36)	(36)	(34)
Commercial mortgage production revenue	22	27	22	23	21
Commercial mortgage servicing revenue	9	9	10	10	10
Realization of expected commercial MSR cash flows	(9)	(9)	(6)	(8)	(6)
Mortgage banking income before MSR valuation	98	102	109	93	95
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	68	15	(5)	(22)	28
MSRs hedge gains (losses)	(67)	(13)	10	23	(20)
Net MSRs valuation	1	2	5	1	8
Total mortgage banking income	$99	$104	$114	$94	$103
Other Mortgage Banking Information
Residential mortgage loan originations	$3,328	$3,970	$3,463	$3,524	$3,993
Residential mortgage servicing portfolio (1):
Loans serviced for others	88,746	89,124	89,391	90,106	90,855
Bank-owned loans serviced	29,081	29,300	29,345	30,067	30,396
Total servicing portfolio	117,827	118,424	118,736	120,173	121,251
Weighted-average coupon rate on mortgage loans serviced for others	4.00%	4.00%	4.00%	4.00%	4.01%
Weighted-average servicing fee on mortgage loans serviced for others	0.277	0.278	0.278	0.279	0.280

Additional Information
Derivatives notional amount	$78,649	$75,172	$72,484	$80,901	$77,556
Fair value of derivatives, net	(213)	(271)	(203)	(187)	(230)
Common stock prices:
High	56.31	51.11	48.90	46.50	49.88
Low	49.65	44.62	43.03	41.17	42.73
End of period	52.04	49.72	46.94	45.41	44.70
Banking offices	2,047	2,049	2,127	2,188	2,193
ATMs	2,836	2,824	2,899	2,950	3,117
FTEs	35,908	36,484	37,213	37,397	37,406
(1) Amounts reported are unpaid principal balance.

Non-GAAP Reconciliations
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency Ratio (1)	2018	2017	2017	2017	2017
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,686	$1,855	$1,745	$1,742	$2,102
Amortization of intangibles	(33)	(34)	(34)	(36)	(38)
Merger-related and restructuring charges, net	(28)	(22)	(47)	(10)	(36)
Gain (loss) on early extinguishment of debt	—	—	—	—	(392)
Charitable contribution	—	(100)	—	—	—
One-time bonus	—	(36)	—	—	—
Efficiency Ratio Numerator - Adjusted	$1,625	$1,663	$1,664	$1,696	$1,636

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,813	$2,869	$2,813	$2,855	$2,780
Taxable equivalent adjustment	23	38	41	40	40
Securities (gains) losses, net	—	1	—	—	—
Efficiency Ratio Denominator - Adjusted	$2,836	$2,908	$2,854	$2,895	$2,820

Efficiency Ratio - GAAP	60.0%	64.7%	62.0%	61.0%	75.6%
Efficiency Ratio - Adjusted	57.3	57.2	58.3	58.6	58.0

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (1)	2018	2017	2017	2017	2017
Net income available to common shareholders	$745	$614	$597	$631	$378
Plus: Amortization of intangibles, net of tax	24	21	22	22	24
Tangible net income available to common shareholders	$769	$635	$619	$653	$402

Average common shareholders' equity	$26,428	$26,759	$26,857	$27,208	$26,807
Less: Average intangible assets	10,312	10,346	10,382	10,418	10,464
Average tangible common shareholders' equity	$16,116	$16,413	$16,475	$16,790	$16,343
Return on average tangible common shareholders' equity	19.36%	15.35%	14.89%	15.60%	9.98%

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Diluted EPS (1)	2018	2017	2017	2017	2017
Net income available to common shareholders - GAAP	$745	$614	$597	$631	$378
Merger-related and restructuring charges	22	14	29	6	22
Loss on early extinguishment of debt	—	—	—	—	246
Charitable contribution	—	63	—	—	—
One time bonus	—	23	—	—	—
Excess tax benefit on equity-based awards	—	—	—	—	(35)
Impact of tax reform	—	(43)	—	—	—
Net income available to common shareholders - adjusted	$767	$671	$626	$637	$611

Weighted average shares outstanding - diluted	791,005	795,867	806,124	819,389	822,719

Diluted EPS - GAAP	$0.94	$0.77	$0.74	$0.77	$0.46
Diluted EPS - adjusted	0.97	0.84	0.78	0.78	0.74

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

Quarter Ended
March 31
Net Interest Margin (1)	2018
Net Interest Income - taxable-equivalent	$1,656
Estimated impact of tax reform	10
Net Interest Income - adjusted	$1,666

Average earning assets	$194,530

Net interest margin - taxable equivalent	3.44%
Net interest margin - adjusted	3.46

(1)
The adjusted net interest margin is a non-GAAP measure in that it estimates the impact on taxable-equivalent net interest income as if the tax reform legislation had not been enacted. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of tax reform.